Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,075,000
Previously Paid Amount	0
Total Fee Amount	76,255.28
Total Offset Amount	0
Net Fee	$ 76,255.28